SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


        Date of Report (Date of earliest event reported): April 26, 1999


                            Terrace Food Group, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-27132                   65-0594270
         --------                      -------                   ----------
(State or other jurisdiction         (Commission               (IRS Employer
 of incorporation)                   File Number)           Identification No.)


               1351 N.W. 22nd Street, Pompano Beach, Florida 33069
               ---------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:       954-917-7272
                                                          ------------












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Item 5.  Other Events
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         On  April  26,  1999,  Terrace  Food  Group,  Inc.  (the  "Registrant")
announced that it had completed a $1.6 million preferred equity financing by unaffiliated investors. The Series C preferred stock, with detachable warrants initially exercisable at $9, is redeemable by the Registrant at the end of the first year with a 13% dividend rate. The funds will be used for working capital.

         A press release dated April 26, 1999, is attached as Exhibit 99.1.




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Item 7. Financial Statements and Exhibits
-----------------------------------------

         (c)      Exhibits.

                  99.1 A copy of a Press Release dated April 26, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    TERRACE FOOD GROUP, INC.
                                                    ------------------------
                                                        (Registrant)


Date: May 3, 1999
                                               By: /s/ Steven Shulman
                                                   ------------------------
                                                        Steven Shulman
                                                        President